UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22280

Goldman Sachs Credit Strategies Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq.	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605
(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2013

Credit Strategies Fund

Goldman Sachs Credit Strategies Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Analysis	2

Schedule of Investments	7

Financial Statements	13

Financial Highlights	16

Notes to the Financial Statements	18

Other Information	30

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Credit Strategies Fund is a closed-end interval fund that invests opportunistically in, among other things, credit-related instruments, including debt securities, instruments and obligations of U.S. and non-U.S. governments, corporate and other non-governmental entities and issuers, preferred securities and derivative instruments. The Fund’s investments in credit-related instruments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may invest in non-investment grade securities, including without limitation distressed securities, special situation investments and collateralized loan obligations. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may purchase the securities of issuers that are in default. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial and other risks. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. Foreign securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

As an unlisted, closed-end interval fund, shareholders of the Fund are not able to have their shares redeemed or otherwise sell their shares on a daily basis. Instead, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares at net asset value. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to receive a portion of their shares repurchased. The Fund is suitable only for investors who can bear the risks associated with limited liquidity of the shares.

On September 19, 2013, the Board of Trustees of the Goldman Sachs Credit Strategies Fund approved an Agreement and Plan of Reorganization between the Fund and Goldman Sachs Long Short Credit Strategies Fund, a newly-organized series of Goldman Sachs Trust, an open-end management investment company, providing for the reorganization of the Fund into Goldman Sachs Long Short Credit Strategies Fund (the “Proposed Reorganization”). Upon consummation of the Proposed Reorganization, which is subject to shareholder approval, shareholders of the Fund will become shareholders of Goldman Sachs Long Short Credit Strategies Fund.

Shareholders who own shares of the Fund as of October 18, 2013 will receive a proxy statement/prospectus containing additional information about the Proposed Reorganization and the Goldman Sachs Long Short Credit Strategies Fund. The proxy statement/prospectus will also include voting instruction cards with which shareholders of the Fund may vote on the Proposed Reorganization at the Special Meeting of Shareholders to be held on January 22, 2014.

PORTFOLIO RESULTS

Goldman Sachs Credit Strategies Fund

Investment Objective

The Fund seeks a total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Corporate Credit Portfolio Management Team discusses the Goldman Sachs Credit Strategies Fund’s (the “Fund”) performance and positioning for the six-month period ended September 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Common Shares generated a cumulative total return, without sales charges, of 0.92%. These returns compare to the 0.14% cumulative total return of the Fund’s benchmark, the Bank of America/ Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “B of A/Merrill Lynch Index”) during the same time period.

Because the composition of the B of A/Merrill Lynch Index (e.g., short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), the B of A/Merrill Lynch Index is for informational purposes only. The benchmark is not necessarily an indication of how the Fund is managed nor of the Fund’s portfolio holdings.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	Overall, corporate credit market performance during the Reporting Period was dominated by actions of the Federal Reserve (the “Fed”).

Going into the Reporting Period, corporate credit market participants were showing a strong appetite for yield, as global economic growth remained sluggish and monetary policy remained extremely accommodative, offsetting much of the impact of then-recent fiscal tightening in the U.S. However, in May and June of 2013, we witnessed a correction to the rally. The trigger for the reversal appeared to be the wide perception by investors — later confirmed by Fed Chair Ben Bernanke — that the Fed was planning to start the process of tapering its quantitative easing program asset purchases. This process, Fed Chair Bernanke explained in mid-May 2013, was likely to be gradual, but without a stated timeline, the market perceived tapering would likely begin in September 2013 and finish next spring, with the exact timing dictated by the strength of incoming U.S. economic data. Some believed such U.S. economic data may well be muted for another quarter or two by fiscal tightening at home and weaker economic activity abroad. However, following the release of the Fed’s July 2013 meeting minutes, the market received a clearer signal that the Fed may begin a modest level of tapering in September 2013, with a possibility remaining that such action might be pushed into next year. At its September 2013 meeting, the Fed concluded it would refrain from tapering at that time, stating it would wait to begin the process until it sees signs of sustained economic gains. Risk assets, including corporate credit, experienced a mild correction on the back of a gradual acceptance by the market that the Fed would likely remain accommodative.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Consistent with the cornerstone of our fundamentally-based investment process, which seeks total return comprised of income and capital appreciation through bottom-up security selection, the Fund’s performance during the Reporting Period is attributable to effective individual security selection across the spectrum of corporate credit.

We entered the Reporting Period with a cautious but constructive view on the corporate credit markets. As such, we focused primarily on high yield credit securities that were of short duration and higher credit quality and/or that were secured. We maintained our long-standing belief that short-dated credit offers opportunities to earn attractive risk- adjusted returns. We also viewed this segment of the market as structurally inexpensive due to what we believe to be a

PORTFOLIO RESULTS

persistent inefficiency in the corporate credit markets. There are fewer natural buyers of short-dated non-investment grade credit, we believe, because bonds with a final maturity of less than one year are excluded from traditional high yield benchmarks, creating an incentive for benchmark-oriented portfolio managers to sell short-dated credits in order to own longer-dated credits. We believe this creates an excellent opportunity for non-benchmark-oriented investors to buy bonds in the secondary market at attractive valuations. From a fundamental perspective, the high degree of visibility on near-term cash flows and liquidity gave us a great deal of confidence in our security selection.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	The Fund benefited most during the Reporting Period from its “up-in-quality,” or higher quality, credit profile and shorter duration credits. The greatest individual contributors to the Fund’s performance during the Reporting Period were credits in the consumer non-cyclical and capital goods segments of the corporate credit sector.

Within the consumer non-cyclical segment, the Fund’s position in HCA contributed positively to performance. HCA provides health care services throughout the United States. The Fund held a number of positions within the company’s capital structure, including short-dated senior secured debt, which performed well during the Reporting Period. Within the capital goods segment, positions in short-dated debt, such as that of packaging products company Reynolds Group and water measurement and distributions products manufacturer Mueller Water Products, were top contributors to performance due to their shorter duration credit profiles relative to the broader corporate credit markets.

The biggest individual contributor to performance during the Reporting Period was the Fund’s position in E*Trade Financial, a company that provides online brokerage and related products and services to individual retail investors. The Fund’s positions in its short-dated senior debt performed positively during the Reporting Period. The company has made substantial progress in right-sizing its asset base and has shown improving loss trends in its legacy mortgage portfolio. In addition, the operating performance of the company has provided it greater flexibility from regulators in managing its priorities for capital deployment.

The only notable individual detractor from the Fund’s performance during the Reporting Period was a position in Lone Pine Resources, a Canadian oil and gas exploration and production company. The company’s senior debt came under pressure during the Reporting Period as a result of Lone Pine Resources’ strained balance sheet. At the end of the Reporting Period, we maintained our thesis that the company has a number of strategic options that should allow it to de-lever its balance sheet.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used foreign currency exchange forward contracts to hedge the currency risk in non-U.S. dollar-denominated issues to U.S. dollars. The Fund also used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. Lastly, the Fund used credit default swaps to efficiently implement credit views.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on three key themes, which, in our view, continued to offer compelling risk- adjusted return potential, especially when compared to other segments of the broader high yield market, which we believe are over-bought. First, we favored short-dated high yield credit securities, which, in our view, offer attractive risk-adjusted yields and some insulation from a potential increase in interest rates. Second, we sought opportunities to earn attractive risk-adjusted returns in the energy sector. Specifically, we focused on a number of mid-sized companies with what we considered to be low levels of leverage and high asset coverage ratios. We believe these positions provide an attractive yield profile. Third, we favored high yield credit securities in the specialty finance sector.

PORTFOLIO RESULTS

Q	How was the Fund positioned at the end of September 2013?

A	As of September 30, 2013, approximately 57.6% of the Fund’s total net assets was invested in unsecured debt obligations, 27.9% in secured debt obligations, 3.1% in preferred equity securities and the remainder in short-term investments. The Fund had a total of 127 holdings from 95 issuers at September 30, 2013, with the Fund’s top corporate issuers, as measured by a percentage of total net assets invested, being Ally Financial, HCA, CIT Group, Freeport- McMoRan Oil & Gas and SLM.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	In our view, the fundamental picture for the corporate credit markets has not changed materially since interest rates began to rise in early May 2013. Looking ahead, we believe a low economic growth, low yield environment should continue to be supportive for corporate credits. At the same time, we believe bottom-up security selection will be increasingly important to portfolio performance going forward, as some corporations may seek to generate value for shareholders at the expense of bondholders. We continue to see what we consider to be attractive single-name opportunities in the energy sector, where we are focused on independent exploration and production credits that exhibit strong asset quality and the potential to benefit from new energy discoveries and significant cash flow generation. Additionally, we believe some of the energy credits may have potential for merger and acquisition activity, which may cause dispersion among individual credits.

At the end of the Reporting Period, the Fund remained defensively positioned with a number of high conviction positions in credits that are short in duration and/or higher in the capital structure. The Fund’s defensive stance has allowed us, we believe, to be selectively offensive and to add to some of the portfolio’s core positions during periods of volatility in the corporate credit markets.

In short, we continue to seek investments in what we believe are the most attractive risk-adjusted return opportunities across the corporate credit spectrum. In the months ahead, our investment team will continue to perform rigorous fundamental analysis to identify what we believe to be the most attractive investment opportunities on a risk-adjusted basis.

FUND BASICS

Credit Strategies Fund

as of September 30, 2013

PERFORMANCE REVIEW
April 1, 2013– September 30, 2013	Fund Total Return (based on NAV)[1]	BofA/ Merrill Lynch Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Common Shares	0.92%	0.14%	3.47%	3.47%

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA/Merrill Lynch Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. As such, the Fund, which invests primarily in corporate credit securities, may be expected to generate returns over various time periods with significant disparity from those of this benchmark index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 9/30/13	One Year	Since Inception	Inception Date
Common Shares	2.50%	8.08%	6/15/09

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.5%.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Common Shares	1.37%	1.37%

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN INDUSTRY ALLOCATIONS[7]
As of September 30, 2013	Percentage of Net Assets
Energy – Exploration & Production	21.5%
Finance	20.7
Health Care – Services	7.9
Packaging	4.5
Media – Non Cable	3.6
Telecommunications-Wireless	3.4
Brokerage	3.2
Consumer Cyclical Services	3.0
Retailers	2.1
Gaming	2.0

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – 27.9%
Senior Term Loans(a) – 7.6%
Aerospace/Defense – 0.8%
Flying Fortress, Inc. (BBB-/Ba2)
$3,375,000	3.500%	06/30/17	$3,367,980

Automotive – 0.2%
Allison Transmission, Inc. (B+/B1)
688,275	3.750	08/23/19	687,559

Consumer Cyclical Services – 2.2%
First Data Corp. (B+/B1)
4,197,000	4.180	09/24/18	4,151,882
Pre-Paid Legal Services (NR/NR)
1,893,710	6.250	06/07/19	1,881,079
STG-Fairway Acquisitions (NR/NR)
3,731,250	6.250	02/28/19	3,719,609

9,752,570

Consumer Products – 0.4%
Anchor Hocking LLC (NR/NR)
1,596,000	8.500	05/21/20	1,611,960

Diversified Manufacturing – 0.6%
Rexnord LLC (B+/B2)
2,955,000	4.000	08/20/20	2,918,063

Finance – 0.2%
Springleaf Finance Corp. (NR/NR)
1,031,653	5.500	05/10/17	1,031,870

Media – Non Cable – 1.8%
Univision Communications, Inc. (B+/B2)
2,975,050	4.000	03/02/20	2,937,862
5,122,260	4.500	03/02/20	5,094,497

8,032,359

Retailers – 1.0%
Academy Ltd. (B/B1)
377,095	4.500	08/03/18	377,804
National Vision, Inc. (NR/NR)
2,300,875	7.000	08/02/18	2,300,875
Neiman-Marcus Group, Inc. (B+/B2)
1,792,508	4.000	05/16/18	1,789,783

4,468,462

Technology – Hardware – 0.4%
Dell, Inc. (BB-/Ba2)
985,000	0.000	04/30/20	966,837
Global Tel*Link Corp. (NR/NR)
1,058,348	5.000	05/22/20	1,042,472

2,009,309

TOTAL SENIOR TERM LOANS
(Cost $33,798,335)			$33,880,132

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)
Other Secured Debt Obligations – 20.3%
Airlines(b)(c) – 0.2%
Air Canada (B+/B2)
$934,000	9.250%		08/01/15	$966,036

Automotive(b) – 0.6%
Schaeffler Finance BV (BB-/Ba2)
1,532,000	7.750		02/15/17	1,723,500
856,000	8.500	(c)	02/15/19	958,720

2,682,220

Chemicals(b)(c) – 0.5%
Taminco Global Chemical Corp. (B-/Caa1)
2,128,000	9.750		03/31/20	2,399,320

Consumer Cyclical Services(b)(c) – 0.1%
Sabre, Inc. (B/B1)
616,000	8.500		05/15/19	663,740

Electric(b)(c) – 0.5%
Infinis PLC (NR/Ba3)
GBP 1,307,000	7.000		02/15/19	2,211,119

Entertainment(b)(c) – 1.4%
MU Finance PLC (NR/NR)
$5,794,562	8.375		02/01/17	6,142,235

Finance(b) – 1.6%
International Lease Finance Corp. (BBB-/Ba2)
4,196,000	7.125		09/01/18	4,699,520
TMX Finance LLC/TitleMax Finance Corp. (B+/B3)(c)
2,325,000	8.500		09/15/18	2,429,625

7,129,145

Gaming(c) – 2.0%
Caesars Entertainment Operating Co., Inc. (B-/B3)
8,662,000	11.250		06/01/17	8,791,930

Health Care – Medical Products(c) – 0.6%
DJO Finance LLC/DJO Finance Corp. (CCC/Caa2)
2,889,000	9.750		10/15/17	2,917,890

Health Care – Services(c) – 5.3%
Community Health Systems, Inc. (BB/Ba2)
1,730,000	5.125		08/15/18	1,760,275
HCA, Inc. (BB/Ba3)
16,291,000	7.875		02/15/20	17,594,280
STHI Holding Corp. (B/B2)(b)
3,940,000	8.000		03/15/18	4,255,200

23,609,755

Lodging – 0.4%
Felcor Lodging LP (B+/B2)
914,000	10.000		10/01/14	983,693
Felcor Lodging LP (B-/B2)
984,000	5.625	(c)	03/01/23	917,580

				1,901,273

Media – Cable(b)(c) – 0.6%
LBI Media, Inc. (CCC/Caa1)
2,665,000	10.000		04/15/19	2,545,075

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Secured Debt Obligations – (continued)
	Media – Non Cable(b)(c) – 1.2%
	Univision Communications, Inc. (B+/B2)
	$4,974,000	6.875%	05/15/19	$5,322,180

	Metals & Mining(c) – 0.5%
	Molycorp, Inc. (CCC+/B3)
	2,206,000	10.000	06/01/20	2,200,485

	Packaging(c) – 2.2%
	Albea Beauty Holdings SA (B+/B2)
	3,958,000	8.375 (b)	11/01/19	4,118,486
EUR	1,218,000	8.750	11/01/19	1,697,007
	Beverage Packaging Holdings Luxembourg II SA (CCC+/Caa2)
	3,115,000	8.000	12/15/16	4,213,792

				10,029,285

	Retailers(b)(c) – 1.1%
	Toys R US – Delaware, Inc. (B+/B2)
	$4,815,000	7.375	09/01/16	4,863,150

	Services Cyclical – Rental Equipment(c) – 0.5%
	Hertz Holdings Netherlands BV (B+/B1)
	EUR 1,436,000	8.500	07/31/15	2,030,114

	Technology – Hardware(b)(c) – 0.7%
	Denali Borrower LLC/Denali Finance Corp. (NR/Ba2)
	3,416,000	5.625	10/15/20	3,322,060

	Telecommunications(b)(c) – 0.1%
	EarthLink, Inc. (B+/Ba3)
	441,000	7.375	06/01/20	431,078

	Tobacco(c) – 0.2%
	Vector Group Ltd. (B+/Ba3)
	943,000	7.750	02/15/21	973,648

	TOTAL OTHER SECURED DEBT OBLIGATIONS
	(Cost $90,759,061)			$91,131,738

	TOTAL SECURED DEBT OBLIGATIONS
	(Cost $124,557,396)			$125,011,870

	Unsecured Debt Obligations – 57.6%
	Automotive(c) – 1.1%
	Allison Transmission, Inc. (B-/B3)(b)
	$2,144,000	7.125%	05/15/19	$2,288,720
	Visteon Corp. (B+/B2)
	2,578,000	6.750	04/15/19	2,745,570

				5,034,290

	Brokerage – 3.2%
	E*Trade Financial Corp. (B-/B2)
	2,536,000	6.750	06/01/16	2,700,840
	11,073,000	6.000 (c)	11/15/17	11,682,015

				14,382,855

	Unsecured Debt Obligations – (continued)
	Capital Goods(c) – 1.6%
	Mueller Water Products, Inc. (B/Caa1)
	$7,007,000	7.375%	06/01/17	$7,164,657
	Titan International, Inc. (B+/B1)(b)
	67,000	6.875	10/01/20	67,503

				7,232,160

	Captive Auto(b) – 0.2%
	General Motors Financial Co., Inc. (BB-/Ba3)
	833,000	4.750	08/15/17	864,238

	Consumer Cyclical Services(c) – 0.7%
	APX Group, Inc. (B/B1)(b)
	437,000	6.375	12/01/19	412,965
	iPayment, Inc. (CCC+/Caa1)
	152,000	10.250	05/15/18	108,680
	NeuStar, Inc. (BB-/Ba3)
	513,000	4.500	01/15/23	464,265
	Nuverra Environmental Solutions, Inc. (B/B3)
	2,294,000	9.875	04/15/18	2,328,410

				3,314,320

	Distributors(c) – 0.5%
	AmeriGas Finance LLC/AmeriGas Finance Corp. (NR/Ba2)
	1,446,000	6.750	05/20/20	1,532,760
	AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
	467,000	6.250	08/20/19	485,680

				2,018,440

	Electric(d) – 0.0%
	Midwest Generation LLC (NR/WR)
	127,291	8.560	01/02/16	126,018

	Energy – Exploration & Production – 21.5%
	Approach Resources, Inc. (B-/B3)(c)
	2,692,000	7.000	06/15/21	2,692,000
	Aurora USA Oil & Gas, Inc. (CCC+/Caa1)(b)(c)
	4,257,000	9.875	02/15/17	4,523,062
	2,531,000	7.500	04/01/20	2,531,000
	Bonanza Creek Energy, Inc. (B-/B3)(c)
	2,266,000	6.750	04/15/21	2,288,660
	BreitBurn Energy Partners LP (B-/B3)(c)
	1,952,000	7.875	04/15/22	1,947,120
	Carrizo Oil & Gas, Inc. (B-/B3)(c)
	5,147,000	8.625	10/15/18	5,610,230
	Chesapeake Energy Corp. (BB-/Ba3)
	11,032,000	9.500	02/15/15	12,148,990
	Comstock Resources, Inc. (B-/B3)(c)
	2,914,000	8.375	10/15/17	3,040,759
	Diamondback Energy, Inc. (CCC+/Caa1)(b)(c)
	2,631,000	7.625	10/01/21	2,683,620
	Endeavor Energy Resources LP/EER Finance, Inc. (B+/B3)(b)(c)
	3,880,000	7.000	08/15/21	3,841,200
	EV Energy Partners LP (B-/B3)(c)
	4,394,000	8.000	04/15/19	4,421,462
	Legacy Reserves LP/Finance Corp. (B-/Caa1)(b)(c)
	1,112,000	8.000	12/01/20	1,123,120

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Unsecured Debt Obligations – (continued)
	Legacy Reserves LP/Legacy Reserves Finance Corp. (B-/Caa1)(b)(c)
	$335,000	6.625%		12/01/21	$314,900
	Linn Energy LLC/Linn Energy Finance Corp. (B/B2)(c)
	879,000	8.625		04/15/20	914,160
	Lone Pine Resources Canada, Ltd. (D/C)(c)(d)
	2,488,000	10.375		02/15/17	1,467,920
	Magnum Hunter Resources Corp. (NR/Caa1)(b)(c)
	121,000	9.750		05/15/20	125,296
	Magnum Hunter Resources Corp. (CCC/Caa1)(b)(c)
	3,814,000	9.750		05/15/20	3,947,490
	Newfield Exploration Co. (BB+/Ba2)(c)
	138,000	7.125		05/15/18	143,520
	PetroBakken Energy Ltd. (B-/Caa1)(b)(c)
	10,273,000	8.625		02/01/20	9,964,810
	Plains Exploration & Production Co. (BBB/Baa3)(c)
	7,552,000	6.125		06/15/19	8,080,640
	6,161,000	6.625		05/01/21	6,592,270
	1,146,000	6.875		02/15/23	1,229,085
	Resolute Energy Corp. (B-/B3)(c)
	1,473,000	8.500		05/01/20	1,515,349
	Sanchez Energy Corp. (CCC+/Caa1)(b)(c)
	3,625,000	7.750		06/15/21	3,525,312
	Seven Generations Energy Ltd. (CCC/B3)(b)(c)
	396,000	8.250		05/15/20	410,890
	Swift Energy Co. (B+/B3)(c)
	3,254,000	7.125		06/01/17	3,310,945
	4,660,000	7.875		03/01/22	4,555,150
	Trilogy Energy Corp. (B/NR)(b)(c)
CAD	2,021,000	7.250		12/13/19	2,020,902
	Vanguard Natural Resourses LLC/VNR Finance Corp. (B/B3)(c)
	$1,206,000	7.875		04/01/20	1,218,060
	Venoco, Inc. (CCC+/Caa1)(c)
	230,000	8.875		02/15/19	231,438

					96,419,360

	Energy – Independent(c) – 1.2%
	Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp. (B-/Caa1)(b)
	1,371,000	7.750		01/15/21	1,275,030
	Petrohawk Energy Corp. (BBB+/Baa3)
	2,741,000	6.250		06/01/19	2,994,542
	QR Energy LP/QRE Finance Corp. (B-/Caa1)
	1,202,000	9.250		08/01/20	1,226,040

					5,495,612

	Environmental(b)(c) – 0.3%
	ADS Waste Holdings, Inc. (CCC+/Caa1)
	1,183,000	8.250		10/01/20	1,245,108

	Finance – 15.8%
	Ally Financial, Inc. (B+/B1)
	1,380,000	0.000	(c)(e)	06/15/15	1,297,200
	Ally Financial, Inc. (B-/B2)
	1,153,000	8.000		12/31/18	1,305,773
	Aviation Capital Group Corp. (BB+/NR)(b)
	1,660,000	3.875		09/27/16	1,674,525

	Unsecured Debt Obligations – (continued)
	Bankrate, Inc. (BB-/B2)(b)(c)
	$182,000	6.125%		08/15/18	$181,545
	CIT Group, Inc. (BB-/Ba3)
	14,734,000	4.250		08/15/17	15,010,262
	1,421,000	5.000		08/01/23	1,378,370
	GMAC International Finance BV (B+/B1)
	EUR 2,449,000	7.500		04/21/15	3,548,959
	International Lease Finance Corp. (BBB-/Ba3)
	$6,040,000	5.750		05/15/16	6,372,200
	National Money Mart Co. (B+/B2)(c)
	9,100,000	10.375		12/15/16	9,532,250
	Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)(c)
	579,000	10.875		04/01/15	600,713
	5,247,000	6.500		08/01/18	5,286,352
	2,352,000	6.500		07/01/21	2,263,800
	6,456,000	6.500		06/01/22	6,149,340
	SLM Corp. (BBB-/Ba1)
	EUR 640,000	4.750		03/17/14	874,021
	$3,023,000	6.000		01/25/17	3,207,457
	2,619,000	4.625		09/25/17	2,652,522
	9,502,000	5.500		01/15/19	9,420,592

					70,755,881

	Food & Beverages(c) – 0.1%
	Del Monte Corp. (CCC+/Caa1)
	612,000	7.625		02/15/19	633,420

	Health Care – Medical Products(c) – 0.5%
	Alere, Inc. (CCC+/Caa1)
	2,164,000	8.625		10/01/18	2,337,120

	Health Care – Services – 2.6%
	DaVita HealthCare Partners, Inc. (B/B2)(c)
	2,766,000	6.375		11/01/18	2,897,385
	7,910,000	6.625		11/01/20	8,384,600
	Fresenius Medical Care US Finance, Inc. (BB+/Ba2)(b)
	390,000	6.500		09/15/18	429,000

					11,710,985

	Media – Non Cable(c) – 0.6%
	LIN Television Corp. (B/B3)
	1,867,000	8.375		04/15/18	1,988,355
	798,000	6.375		01/15/21	798,000

					2,786,355

	Packaging(c) – 2.3%
	Reynolds Group Issuer, Inc. (CCC+/Caa2)
	9,728,000	8.500		05/15/18	10,214,400

	Paper(b)(c) – 0.2%
	Resolute Forest Products, Inc. (BB-/Ba3)
	881,000	5.875		05/15/23	773,078

	Technology – Software(b)(c) – 0.3%
	Activision Blizzard, Inc. (BB+/Ba2)
	1,263,000	5.625		09/15/21	1,275,630

	Telecommunications-Wireless – 3.4%
	Intelsat Jackson Holdings SA (B/B3)(c)
	2,588,000	7.250		04/01/19	2,775,630

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Telecommunications-Wireless – (continued)
Sprint Corp. (BB-/B1)
$2,685,000	8.375%		08/15/17	$3,020,625
7,945,000	7.250	(b)	09/15/21	8,004,587
Sprint Nextel Corp. (BB-/B1)
1,486,000	6.000		12/01/16	1,578,875

				15,379,717

Telecommunications-Wirelines – 1.5%
Cincinnati Bell, Inc. (B/B3)(c)
4,462,000	8.250		10/15/17	4,651,635
Windstream Corp. (B/B1)
1,775,000	7.875		11/01/17	1,974,687

				6,626,322

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $259,402,679)				$258,625,309

Shares	Rate	Value
Preferred Stock(b) – 3.1%
Finance – 3.1%
Ally Financial, Inc.
14,653	7.000%	$14,000,941
(Cost $14,179,033)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(f) – 6.6%
Repurchase Agreement – 6.6%
Joint Repurchase Agreement Account II
$29,600,000	0.083%	10/01/13	$29,600,000
(Cost $29,600,000)

TOTAL INVESTMENTS – 95.2%
(Cost $427,739,108)			$427,238,120

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.8%			21,593,474

NET ASSETS – 100.0%			$448,831,594

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2013. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $114,555,516, which represents approximately 25.5% of net assets as of September 30, 2013.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Security is currently in default and/or non-income producing.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Joint repurchase agreement was entered into on September 30, 2013. Additional information appears on page 12.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
NR	—Not Rated
WR	—Withdrawn Rating

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA	USD/CAD	12/04/13	$2,762,336	$21,546

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA	USD/EUR	10/17/13	$22,167,476	$(871,773)
	USD/GBP	01/27/14	2,426,296	(114,556)
TOTAL				$(986,329)

SWAP CONTRACTS — At September 30, 2013, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$56,032	05/29/18	3 month LIBOR	1.050%	$261	$739,555
	4,360	09/11/18	3 month LIBOR	1.847	22	(68,753)
	3,510	09/20/18	3 month LIBOR	1.805	17	(48,666)
	3,330	09/27/18	3 month LIBOR	1.557	17	(4,041)
TOTAL					$317	$618,095

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at September 30, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Credit Suisse International (London)	DISH DBS Corp. 6.750%, 6/01/21	$705	5.000%	09/20/18	2.673%	$77,855	$(1,843)
	DISH DBS Corp. 6.750%, 6/01/21	350	5.000	12/20/18	2.800	40,956	(3,856)
JPMorgan Securities, Inc.	DISH DBS Corp. 6.750%, 6/01/21	890	5.000	09/20/18	2.673	105,131	(9,173)
TOTAL						$223,942	$(14,872)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)

September 30, 2013 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2013, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of October 1, 2013, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$29,600,000	$29,600,068	$30,274,241

REPURCHASE AGREEMENTS — At September 30, 2013, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.070%	$10,152,103
Merrill Lynch & Co., Inc.	0.080	1,792,067
TD Securities (USA) LLC	0.090	17,655,830
TOTAL		$29,600,000

At September 30, 2013, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.189% to 4.250%	08/27/14 to 06/17/20
Federal Home Loan Bank	1.750 to 2.875	09/11/15 to 09/11/20
Federal Home Loan Mortgage Corp.	3.500 to 4.000	06/01/42 to 08/01/42
Federal National Mortgage Association	0.000 to 4.000	11/15/13 to 12/01/42
U.S. Treasury Bill	0.000	08/21/14
U.S. Treasury Notes	0.750 to 2.125	03/31/18 to 02/15/22

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Assets and Liabilities

September 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $427,739,108)	$427,238,120
Cash	91,811
Foreign currencies, at value (cost $10,987,436)	11,298,451
Receivables:
Investment securities sold	15,063,976
Investments sold on an extended settlement basis	3,447,465
Interest	7,113,994
Fund shares sold	2,200,505
Collateral on certain derivative contracts(a)	1,646,282
Upfront payments made on swap contracts	223,942
Unrealized gain on forward foreign currency exchange contracts	21,546
Other assets	2,125
Total assets	468,348,217

Liabilities:
Payables:
Investments purchased	8,295,183
Investments purchased on an extended settlement basis	7,878,438
Income distribution	1,653,825
Unrealized loss on forward foreign currency exchange contracts	986,329
Amounts owed to affiliates	502,975
Variation margin on certain derivative contracts	25,659
Unrealized loss on swap contracts	14,872
Accrued expenses	159,342
Total liabilities	19,516,623

Net Assets:
Paid-in capital	434,782,135
Undistributed net investment income	1,407,119
Accumulated net realized gain	13,185,545
Net unrealized loss	(543,205)
NET ASSETS	$448,831,594
Shares Outstanding $0.001 par value (unlimited shares authorized):	42,007,908
Net asset value, offering and redemption price per share:(b)	$10.68

(a)	Segregated for initial margin on swap transactions of $1,085,068.
(b)	Maximum public offering price per share is $10.95.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Operations

For the Six Months Ended September 30, 2013 (Unaudited)

Investment income:
Interest	$12,697,545
Dividends	506,520
Total investment income	13,204,065

Expenses:
Management fees	2,461,735
Service fees	609,907
Transfer Agent fees	286,148
Professional fees	85,919
Custody, accounting and administrative services	67,115
Printing and mailing costs	38,807
Registration fees	16,383
Trustee fees	9,790
Other	11,289
Total expenses	3,587,093
NET INVESTMENT INCOME	9,616,972

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	3,531,327
Swap contracts	395,300
Forward foreign currency exchange contracts	(94,192)
Foreign currency transactions	(242,857)
Net change in unrealized gain (loss) on:
Investments	(8,981,029)
Swap contracts	787,483
Forward foreign currency exchange contracts	(1,309,285)
Foreign currency translation	389,759
Net realized and unrealized loss	(5,523,494)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,093,478

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2013 (Unaudited)	For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$9,616,972	$23,429,942
Net realized gain	3,589,578	21,189,221
Net change in unrealized gain (loss)	(9,113,072)	2,193,084
Net increase in net assets resulting from operations	4,093,478	46,812,247

Distributions to shareholders:
From net investment income	(9,513,984)	(24,133,522)
From net realized gains	–	(11,420,212)
Total distributions to shareholders	(9,513,984)	(35,553,734)

From share transactions:
Proceeds from sales of shares	16,280,211	105,543,331
Reinvestment of distributions	68,704	2,257,831
Cost of shares redeemed	(69,092,996)	(145,562,693)
Net decrease in net assets resulting from share transactions	(52,744,081)	(37,761,531)
TOTAL DECREASE	(58,164,587)	(26,503,018)

Net assets:
Beginning of period	506,996,181	533,499,199
End of period	$448,831,594	$506,996,181
Undistributed net investment income	$1,407,119	$1,304,131

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS CREDIT STRATEGIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)
2013	$10.80	$0.21	$(0.12)	$0.09	$(0.21)	$––	$(0.21)

FOR THE FISCAL YEARS ENDED MARCH 31,
2013	10.58	0.45	0.45	0.90	(0.47)	(0.21)	(0.68)
2012	10.70	0.51	0.17	0.68	(0.51)	(0.29)	(0.80)
2011	10.75	0.56	0.26	0.82	(0.56)	(0.31)	(0.87)

FOR THE PERIOD ENDED MARCH 31,
2010 (Commenced June 15, 2009)	10.00	0.48	0.82	1.30	(0.45)	(0.10)	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.68	0.92%	$448,832	1.46	%(d)	1.46	%(d)	3.91	%(d)	89%

10.80	8.74	506,996	1.47		1.47		4.23		204
10.58	6.69	533,499	1.48		1.48		4.81		215
10.70	7.94	531,797	1.50		1.50		5.23		204

10.75	13.33	431,676	1.60	(d)	1.67	(d)	5.88	(d)	122

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements

September 30, 2013 (Unaudited)

1. ORGANIZATION

Goldman Sachs Credit Strategies Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “Act”) which commenced operations on June 15, 2009. The Fund seeks a total return comprised of income and capital appreciation. The Fund is organized as a Delaware statutory trust and was established by the Declaration of Trust as amended and restated on March 12, 2009. The Fund currently offers one class of common shares (the “Shares”). The Fund charges a maximum sales charge of 2.50% of the Fund’s offering price.

The Fund is an “interval fund”, a type of fund which, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Act.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. (“Goldman Sachs” or the “Distributor”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as such in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income, if any, is declared daily and paid monthly and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, a Fund will be exposed to the credit risk of both the borrower and the Lender. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed

GOLDMAN SACHS CREDIT STRATEGIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under triparty repurchase agreements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statement of Assets and

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Fund’s financial condition or result of operations.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

A MRA governs transactions between a Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable resulting in additional losses to the Fund.

At September 30, 2013, the Fund’s investment in a repurchase agreement was subject to enforceable MRAs. The repurchase agreement on a net basis was as follows:

Repurchase Agreement
Total gross amount presented in Statement of Assets and Liabilities	$29,600,000
Non-cash Collateral offsetting(1)	(29,600,000)
Net Amount(2)	$—

(1) At September 30, 2013, the value of the collateral received from each seller exceeded the value of the related repurchase agreements.

(2) Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS CREDIT STRATEGIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of September 30, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Secured Debt Obligations	$—	$125,011,870	$—
Unsecured Debt Obligations	—	258,625,309	—
Common Stock and/or Other Equity Investments	—	14,000,941	—
Short-term Investments	—	29,600,000	—
Total	$—	$427,238,120	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$21,546	$—
Interest Rate Swap Contracts	—	739,555	—
Total	$—	$761,101	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(986,329)	$—
Interest Rate Swap Contracts	—	(121,460)	—
Credit Default Swap Contracts	—	(14,872)	—
Total	$—	$(1,122,661)	$—
(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding Security Characteristics, see the Schedule of Investments.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of September 30, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts	$739,555	Payable for unrealized loss on swap contracts	$(121,460)	(a)
Credit	—	—	Payable for unrealized loss on swap contracts	(14,872)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	21,546	Payable for unrealized loss on forward foreign currency exchange contracts	(986,329)
Total		$761,101		$(1,122,661)

(a)	Amount represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended September 30, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$400,084	$802,355	3
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(4,784)	(14,872)	1
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(94,192)	(1,309,285)	6
Total		$301,108	$(521,802)	10

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2013.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts,

GOLDMAN SACHS CREDIT STRATEGIES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, options and certain swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post additional collateral to the counterparty in the form of initial margin, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of September 30, 2013:

	Derivative Assets (1)	Derivative Liabilities (1)			Net Derivative Assets (Liabilities)	Collateral (Received) Pledged (1)	Net Amount(2)
Counterparty	Forward Currency Contracts	Swaps	Forward Currency Contracts	Total
Citibank NA	$21,546	$—	$(986,329)	$(986,329)	$(964,783)	$561,214	$(403,569)
Centrally Cleared	—	(25,659)	—	$(25,659)	$(25,659)	—	(25,659)
Credit Suisse International (London)	—	(5,699)	—	$(5,699)	$(5,699)	—	(5,699)
JPMorgan Securities, Inc.	—	(9,173)	—	$(9,173)	$(9,173)	—	(9,173)
Total	$21,546	$(40,531)	$(986,329)	$(1,026,860)	$(1,005,314)	$561,214	$(444,100)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended September 30, 2013, the contractual management fee with GSAM was at the following rates:

Contractual Management Fee Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Net Management Fee Rate
1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

B.  Service Plan — The Fund has adopted a Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to receive a fee (“Service fee”) equal to, on an annual basis, up to 0.25% of the Fund’s average daily net assets attributed to the Shares. This fee is for personal and account maintenance services, and may be used to make payments: (i) to Goldman Sachs, or (ii) by Goldman Sachs to certain brokers, dealers and financial service firms that have entered into agreements with Goldman Sachs to provide such services.

C.  Distribution Agreement — Goldman Sachs also serves as Distributor of the Shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs will receive no compensation for its services as Distributor.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.05% of the average daily net assets of the Shares. Prior to July 29, 2013 the transfer agency fee was 0.15%.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has voluntarily agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.204% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For six months ended September 30, 2013, the amounts owed to affiliates were $386,901, $96,729 and $19,345 for management, service, and transfer agent fees, respectively.

F.  Line of Credit Facility — As of September 30, 2013, the Fund participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of repurchases. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2013, the Fund did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2013, were $373,316,588 and $411,289,817, respectively.

GOLDMAN SACHS CREDIT STRATEGIES FUND

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, March 31, 2013, the Fund’s timing difference (income distribution and interest income accrual), was $(1,878,621), on a tax basis.

As of September 30, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$428,073,897
Gross unrealized gain	4,389,175
Gross unrealized loss	(5,224,952)
Net unrealized security loss	$(835,777)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption offer proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

8. OTHER RISKS (continued)

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SHARES OF BENEFICIAL INTEREST

Each quarter, the Trustees, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer (defined below). The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of Shares outstanding on the date by which a shareholder can tender their Shares in response to a Repurchase Offer (“Repurchase Request Deadline”). In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline. The Fund may not be able to repurchase the entire amount of Shares a shareholder has tendered in a Repurchase Request for a particular Repurchase Offer if the aggregate tenders exceed the Repurchase Offer Amount and, when applicable, up to the additional 2% of Shares offered to be repurchased by the Fund.

For the six months ended September 30, 2013, the Fund extended the following Repurchase Offers:

Repurchase Request Deadline	Percentage of Outstanding Shares the Fund Offered to be Repurchased	Amount of Shares the Fund Offered to Repurchase	Number of Shares Tendered
6/21/2013	10	4,769,349	3,378,932
9/20/2013	10	4,486,049	3,092,061

The Fund is authorized to issue an unlimited number of shares and at the date of this report has registered 125,100,000 shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended September 30, 2013 (unaudited)	For the Fiscal Year Ended March 31, 2013
Shares sold	1,516,249	9,861,428
Reinvestment of distributions	6,413	211,300
Shares repurchased	(6,470,993)	(13,554,993)
NET DECREASE	(4,948,331)	(3,482,265)

GOLDMAN SACHS CREDIT STRATEGIES FUND

11. OTHER MATTERS

On September 19, 2013, the Board of Trustees of the Goldman Sachs Credit Strategies Fund approved an Agreement and Plan of Reorganization between the Fund and the Goldman Sachs Long Short Credit Strategies Fund, a newly-organized series of Goldman Sachs Trust, an open-end management investment company, providing for the reorganization of the Fund into the Goldman Sachs Long Short Credit Strategies Fund (the “Proposed Reorganization”). Upon consummation of the Proposed Reorganization, which is subject to shareholder approval, the shareholders of the Fund will become shareholders of the Goldman Sachs Long Short Credit Strategies Fund (“the New Fund”). In addition, the New Fund’s investment objective will be to seek an absolute return comprised of income and capital appreciation through long and short exposures to credit related instruments. The Proposed Reorganization is expected to be completed in January 2014.

12. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Fund Expenses — For the Six Month Period Ended September 30, 2013 (Unaudited)

As a shareholder of Common Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees; service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Common Shares	Beginning Account Value 4/1/13	Ending Account Value 9/30/13		Expenses Paid for the 6 months ended 9/30/13*
Actual	$1,000.00	$1,009.20		$7.35
Hypothetical 5% return	1,000.00	1,017.75	+	7.38

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 1.46%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Credit Strategies Fund (the “Fund”) is a closed-end management investment company that commenced operations on June 15, 2009. The Board of Trustees oversees the management of the Fund and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Fund’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar funds, as provided by a third party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser to limit certain expenses of the Fund that exceed a specified level;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and repurchase offer activity and the payment of service fees by the Fund to Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider for the one- and three-year periods ended December 31, 2012. The Trustees also reviewed updated information prepared by the Investment Adviser comparing the Fund’s investment performance to that of its performance benchmark for the one- and three-year periods ended March 31, 2013. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund had placed in the fourth quartile of its peer group and had a total return in excess of the London Interbank Offered Rate for the one- and three-year periods ended December 31, 2013. The Trustees also noted the addition of a key hire to the Investment Adviser’s staff in 2012.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rate payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered closed-end interval fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a three-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution and service fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are periodically allowed to tender all or a portion of their Fund shares for repurchase by the Fund, subject to certain limitations imposed by the Fund, if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	1.00%
Next $1 billion	0.90
Next $3 billion	0.86
Next $3 billion	0.84
Over $8 billion	0.82

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and repurchase activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the registered fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Fund’s Management Agreement should be approved and continued until June 30, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley*

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin*

  * Effective as of October 15, 2013.

** Effective as of November 14, 2013, Mr. McHugh was appointed Principal Financial Officer.

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer** and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of September 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 115325.MF.MED.TMPL/11/2013 CRSTRSAR13/1K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Credit Strategies Fund

/s/ James A. McNamara
By: James A. McNamara
Principal Executive Officer of
Goldman Sachs Credit Strategies Fund

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Principal Executive Officer of
Goldman Sachs Credit Strategies Fund

Date: December 3, 2013

/s/ Scott McHugh
By: Scott McHugh
Principal Financial Officer of
Goldman Sachs Credit Strategies Fund

Date: December 3, 2013